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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549


                                   FORM 8-K
                                CURRENT REPORT


    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                         Date of Report:  June 2, 1998
                (Date of earliest event reported)  May 31, 1998


            DIVALL INSURED INCOME PROPERTIES 2 LIMITED PARTNERSHIP (Exact Name of Registrant as Specified in its Charter)


            Wisconsin                       0-17686              39-1606834
  (State or other jurisdiction            (Commission           (IRS Employer
of incorporation or organization)         File Number)       Identification No.)


        101 West 11th Street, Suite 1110, Kansas City, Missouri  64108
                   (Address of principal executive offices)

                                (816) 421-7444
             (Registrant's telephone number, including area code)

                                     None
         (Former name or former address, if changed since last report)
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Items 1 through 4 and 6 through 9 are not applicable.

Item 5.  Other Events

As outlined in the consent statement to Limited Partners dated April 24, 1998 (the "Consent Statement"), The Provo Group, Inc. ("General Partner") has solicited on behalf of DiVall Insured Income Properties 2 Limited Partnership (the "Partnership"), the consent of the Limited Partners to sell the Partnership's remaining properties and to liquidate the Partnership. Pursuant to the Partnership's Amended and Restated Agreement of Limited Partnership (the "Partnership Agreement"), Limited Partners holding more than 50% of the Partnership's interests ("Units") are required to approve the liquidation. As of May 31, 1998, Limited Partners holding a majority of the outstanding Partnership Units had approved the sale and liquidation. Reference is made to the definitive Consent Statement filed with the Securities and Exchange Commission on April 27, 1998.

A copy of the Partnership's letter to its limited partners with respect to the consent voting results is attached hereto as Exhibit 22.


                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                              DIVALL INSURED INCOME PROPERTIES 2
                                              LIMITED PARTNERSHIP

                                                By:  The Provo Group, Inc.
                                                     General Partner



Date:  June 2, 1998                             By: /s/ Bruce A. Provo
                                                   --------------------------
                                                Name:   Bruce A. Provo
                                                     ------------------------
                                                Title:  President
                                                      -----------------------

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